OMNIBUS POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints David M. Tehle and Susan S. Lanigan, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements of Dollar General Corporation and the Guarantors of which the undersigned is now or hereafter may become an officer, director or other authorized person, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to enable the Company and the Guarantors to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

This Omnibus Power of Attorney may be signed in more than one counterpart, all of which when taken together, shall be deemed one and the same instrument. If this Omnibus Power of Attorney is executed by less than all of the undersigned, it shall nevertheless be effective with respect to those of the undersigned as shall have executed it.

IN WITNESS WHEREOF, this Power of Attorney has been signed effective as of this 30th day of March, 2009 by the following persons:

[continued and to be signed on the next page]

Signature	Title

/s/ Richard W. Dreiling
Richard W. Dreiling	Chairman, Chief Executive Officer & Director of Dollar General Corporation (Principal Executive Officer)

Chairman, Chief Executive Officer & Director of Dollar General Corporation, the:

•

Managing Member of DC Financial, LLC

•

General Partner of Dollar General Partners

•

Sole Member of each of DG Strategic I, LLC, DG Strategic II, LLC, and DG Strategic III, LLC

(in each case, Principal Executive Officer)

Director of Dollar General Corporation, Sole Member of each of Dolgencorp, LLC and Retail Risk Solutions, LLC

/s/ Raj Agrawal
Raj Agrawal	Director of Dollar General Corporation

Director of Dollar General Corporation, the:

•

Managing Member of DC Financial, LLC

•

Sole Member of each of Dolgencorp, LLC, Retail Risk Solutions, LLC, DG Strategic I, LLC, DG Strategic II, LLC, and DG Strategic III, LLC

•

General Partner of Dollar General Partners

/s/ Michael M. Calbert
Michael M. Calbert	Director of Dollar General Corporation

Director of Dollar General Corporation, the:

•

Managing Member of DC Financial, LLC

•

Sole Member of each of Dolgencorp, LLC, Retail Risk Solutions, LLC, DG Strategic I, LLC, DG Strategic II, LLC, and DG Strategic III, LLC

•

General Partner of Dollar General Partners

/s/ Adrian Jones
Adrian Jones	Director of Dollar General Corporation

Director of Dollar General Corporation, the:

•

Managing Member of DC Financial, LLC

•

Sole Member of each of Dolgencorp, LLC, Retail Risk Solutions, LLC, DG Strategic I, LLC, DG Strategic II, LLC, and DG Strategic III, LLC

•

General Partner of Dollar General Partners

/s/ Robert D. Ravener
Robert D. Ravener

Director of:

•

DG Transportation, Inc.

•

DG Transportation, Inc., Sole Member of DG Logistics, LLC

•

Dolgencorp of New York, Inc.

•

Dolgencorp of Texas, Inc.

•

Dolgen I, Inc.

•

Dolgen II, Inc.

•

Dolgen III, Inc.

/s/ David L. Bere
David L. Bere	Chief Executive Officer & Chief Manager of DG Logistics, LLC (Principal Executive Officer)

Chairman & Chief Executive Officer of each of DG Promotions, Inc., DG Transportation, Inc., Dolgencorp of New York, Inc., Dolgencorp of Texas, Inc., Dolgencorp, LLC, Dolgen I, Inc., Dolgen II, Inc., and Dolgen III, Inc. (in each case, Principal Executive Officer)

Chief Executive Officer of DG Retail, LLC (Principal Executive Officer)

Chairman & Chief Executive Officer of DG Promotions, Inc., General Partner of Dollar General Partners (Principal Executive Officer)

President of each of Retail Risk Solutions, LLC, South Boston FF&E, LLC, and South Boston Holdings, Inc. (in each case, Principal Executive Officer)

President of South Boston Holdings, Inc., Sole General Partner of Sun-Dollar, L.P. (Principal Executive Officer)

/s/ David M. Tehle
David M. Tehle

Executive Vice President & Chief Financial Officer of each of Dollar General Corporation, DG Logistics, LLC, DG Promotions, Inc., DG Retail, LLC, DG Transportation, Inc., Dolgencorp of New York, Inc., Dolgencorp of Texas, Inc., Dolgencorp, LLC, Dolgen I, Inc., Dolgen II, Inc., and Dolgen III, Inc. (in each case, Principal Financial and Accounting Officer)

Executive Vice President & Chief Financial Officer of Dollar General Corporation, the:

•

Managing Member of DC Financial, LLC

•

General Partner of Dollar General Partners

•

Sole Member of each of DG Strategic I, LLC, DG Strategic II, LLC, and DG Strategic III, LLC

(in each case, Principal Financial and Accounting Officer)

Director of each of:

•

DG Transportation, Inc.

•

DG Transportation, Inc., Sole Member of DG Logistics, LLC

•

DG Promotions, Inc.

•

DG Promotions, Inc., Sole Member of DG Retail, LLC

•

DG Promotions, Inc., General Partner of Dollar General Partners

•

Dolgencorp of New York, Inc.

•

Dolgencorp of Texas, Inc.

•

South Boston Holdings, Inc.

•

South Boston Holdings, Inc., Sole General Partner of the Sole Member of South Boston FF&E, LLC and Sole General Partner of Sun-Dollar, L.P.

•

Dolgen I, Inc.

•

Dolgen II, Inc.

•

Dolgen III, Inc.

Executive Vice President & Chief Financial Officer of DG Promotions, Inc., General Partner of Dollar General Partners (Principal Financial and Accounting Officer)

Vice President & Chief Financial Officer of each of:

•

Retail Risk Solutions, LLC

•

South Boston FF&E, LLC

•

South Boston Holdings, Inc.

•

Sun-Dollar, L.P.

(in each case, Principal Financial and Accounting Officer)

/s/ Susan S. Lanigan
Susan S. Lanigan

Director of:

•

DG Transportation, Inc.

•

DG Transportation, Inc., Sole Member of DG Logistics, LLC

•

DG Promotions, Inc.

•

DG Promotions, Inc., Sole Member of DG Retail, LLC and General Partner of Dollar General Partners

•

Dolgencorp of New York, Inc.

•

Dolgencorp of Texas, Inc.

•

Dolgen I, Inc.

•

Dolgen II, Inc.

•

Dolgen III, Inc.

/s/ Anita C. Elliott
Anita C. Elliott	Director of: • South Boston Holdings, Inc. • South Boston Holdings, Inc., Sole General Partner of the Sole Member of South Boston FF&E, LLC • Sun-Dollar, L.P.

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